UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

HEALTH SYSTEMS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-24681	82-0513245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 West 39th Street, 6th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 798-9400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry Into a Material Definitive Agreement.

On December 29, 2008, Health Systems Solutions, Inc., a Nevada corporation (the “Company”), entered into an Amendment No. 1 to Agreement and Plan of Merger (the “Merger Agreement Amendment”) with HSS Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Emageon Inc., a Delaware corporation (“Emageon”).  Under the terms of the Merger Agreement Amendment, the closing of the transactions contemplated by the Merger Agreement, dated October 13, 2008, by and among the Company, Merger Sub and Emageon (the “Merger Agreement”), is scheduled for February 11, 2009 or such earlier date as may be designated by the Company.  In addition, pursuant to the Merger Agreement Amendment, the Company and Merger Sub irrevocably and unconditionally waived the closing conditions set forth in Sections 6.2(a), (c) and (d) of the Merger Agreement, including that the representations and warranties of Emageon are true and correct in all material respects, that there has occurred no “Company Material Adverse Effect”, as defined in the Merger Agreement, and that certain third party consents be obtained as described in the Merger Agreement.  Under the Merger Agreement Amendment, the Company and Merger Sub also irrevocably and unconditionally waived the closing conditions set forth in Section 6.2(b) of the Merger Agreement as to the performance by Emageon of its obligations under the Merger Agreement and the compliance by Emageon with its covenants under the Merger Agreement other than Emageon’s obligations with respect to the conduct of its business prior to the Effective Time (as defined in the Merger Agreement) as set forth in Section 5.1 of the Merger Agreement.  Furthermore, the Merger Agreement Amendment provides that the provisions of Section 5.3 of the Merger Agreement (Limitations on Solicitation) shall be applicable as if the Requisite Stockholder Vote (as defined in the Merger Agreement) had not been obtained.  The Merger Agreement Amendment also amends the definition of “Deposit Escrow Agreement” to reflect the deposit of an additional $4,000,000 by the Company pursuant to the Escrow Amendment (as defined below).  The foregoing summary of the Merger Agreement Amendment is subject to, and qualified in its entirety by, the full text of the Merger Agreement Amendment attached hereto as Exhibit 2.1 and incorporated herein by reference.

Also on December 29, 2008, the Company entered into an Amendment No. 1 to Deposit Escrow Agreement (the “Escrow Amendment”) with Emageon and The Bank of New York Mellon (“BONY”).  Pursuant to the terms of the Escrow Amendment, the Company has agreed to deposit an additional $4,000,000 under the Deposit Escrow Agreement (the “Escrow Agreement”), dated as of October 21, 2008, by and among the Company, Emageon and BONY, increasing the aggregate amount deposited under the Escrow Agreement to $9,000,000.  Under the terms of the Escrow Amendment, in the event the closing under the Merger Agreement does not occur by the close of business on February 11, 2009 for any reason other than as a result of the termination of the Merger Agreement under certain limited circumstances, the entire amount deposited under the Escrow Agreement, including interest and investment proceeds, shall be released to Emageon on February 12, 2009.  The foregoing summary of the Escrow Amendment is subject to, and qualified in its entirety by, the full text of the Escrow Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

On December 29, 2008, the Company also received a letter from Stanford International Bank Limited (“SIBL”) in which SIBL acknowledged and consented to the Merger Agreement Amendment and the Escrow Amendment (the “SIBL Letter”).  In the SIBL Letter, SIBL also waived the provisions of Sections 6.1(d), (e), (f), (g) and (h) of the Convertible Secured Debenture Purchase Agreement, dated as of October 12, 2008, by and between the Company and SIBL (so long as the contemplated officers’ certificates are executed and delivered), provided that the Merger is consummated, but SIBL’s obligations to fund are conditioned upon there being no laws or injunctions that would be violated in connection therewith.  The foregoing summary of the SIBL Letter is subject to, and qualified in its entirety by, the full text of the SIBL Letter attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 8.01.                                Other Events.

On December 29, 2008, the Company issued a joint press release with Emageon announcing that they had extended the closing date for their pending merger to February 11, 2009.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Information in this Current Report on Form 8-K (“8-K”) that involves the expectations, plans, intentions or strategies of the Company and Emageon (the Company and Emageon, together, the “Parties”) regarding the future are forward-looking statements that are not facts and involve a number of risks and uncertainties.  In this 8-K, they are identified by references to dates after the date of this 8-K and words such as “will,” “remains,” “to be,” “plans,” “believes,” “may,” “expects,” “intends,” and similar expressions.  Factors that could cause the Parties’ actual future results to differ materially from those expressed in the forward-looking statements set forth in this 8-K include, but are not limited to, the timing and successful completion of the Company’s acquisition of Emageon, the Company’s success in integrating the operations of Emageon in a timely manner, or at all and the Company’s ability to realize the anticipated benefits of the transaction to the extent, or in the timeframe, anticipated.  Other such factors include any additional risk factors identified in the Parties’ respective annual reports on Form 10-K for the fiscal year ended December 31, 2007, as amended, and the Parties’ subsequent quarterly reports on Form 10-Q.  The forward-looking statements in this 8-K are based upon information available to the Parties as of the date of this 8-K, and the Parties assume no obligation to update any such forward-looking statements.  Forward-looking statements believed to be true when made may ultimately prove to be incorrect.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and may cause actual results to differ materially from our current expectations.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 29, 2008, by and among Health Systems Solutions, Inc., HSS Acquisition Corp. and Emageon Inc.
10.1	Amendment No. 1 to Deposit Escrow Agreement, dated as of December 29, 2008, by and among The Bank of New York Mellon, Health Systems Solutions, Inc. and Emageon Inc.
10.2	Letter from Stanford International Bank Limited to Health Systems Solutions, Inc. dated December 29, 2008.
99.1	Press release dated December 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2008	HEALTH SYSTEMS SOLUTIONS, INC.

	By:	/s/ Stan Vashovsky
		Name:	Stan Vashovsky
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 29, 2008, by and among Health Systems Solutions, Inc., HSS Acquisition Corp. and Emageon Inc.
10.1	Amendment No. 1 to Deposit Escrow Agreement, dated as of December 29, 2008, by and among The Bank of New York Mellon, Health Systems Solutions, Inc. and Emageon Inc.
10.2	Letter from Stanford International Bank Limited to Health Systems Solutions, Inc. dated December 29, 2008.
99.1	Press release dated December 29, 2008.